                                                             EXHIBIT 10.24


                         EXTENSION AND MODIFICATION AGREEMENT

     THIS EXTENSION AND MODIFICATION AGREEMENT ("this Agreement"), dated to be effective as of the 1st day of December, 2000 (the "Effective Date"), is made by and between RENAISSANCE ENTERTAINMENT CORPORATION, a Colorado corporation (hereinafter referred to as "Maker"), whose address is 275
Century Circle, Suite 102, Louisville, Colorado 80027, and HOLLY MORTGAGE TRUST, a Massachusetts business trust ("Lender"), with respect to that certain promissory note (the "Note"), in the original principal amount of SEVEN HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($750,000.00) dated
March 15, 1999, executed by Maker, payable to the order of Lender; which Note is secured by a Deed of Trust, Assignment of Leases and Security Agreement of even date therewith, filed for record on March 15, 1999 as LR 990005478, in the Office of the Clerk of the Circuit Court of Stafford County, Virginia (the "Deed of Trust"), against the following described property:

     All those certain lots, pieces or parcels of land lying and being in the George Washington District, Stafford County, Virginia, described as "Parcel A 162.0986 Acres" and "Parcel B 87.9014 Acres", as shown on that certain plat of survey made by Greenhome and O'Mara, entitled "Boundary Survey of the Property of Sherwood Forest Associates," dated March 29, 1995, a copy of which is recorded in the Clerk's Office of the Circuit Court of Stafford County, Virgina, in Plat Book 27, page 278 and 279 and pursuant to which plat such parcels are more particularly described by metes and bounds in Exhibit "A" attached hereto and made a part hereof for all purposes.

     WHEREAS, there remains an unpaid balance on the Note in the amount of SIX HUNDRED SIXTEEN THOUSAND NINE HUNDRED SEVENTY-THREE AND 42/100 DOLLARS ($616,973.42) which the undersigned, being legally obligated to pay, or if not presently primarily liable for the payment thereof, does hereby jointly and severally, expressly assume and promise to pay, which Note is more fully described in and secured by the Deed of Trust; and

     WHEREAS, Maker has requested Lender, and Maker and Lender have agreed
(i) to extend the maturity of the Note until SEPTEMBER 1, 2001; and (ii) to modify the payment terms of the Note as hereinafter provided;

     NOW, THEREFORE, for and in consideration of the premises, the parties agree that as of the Effective Date of this Agreement the Note, the Deed of Trust, and all other documents or instruments executed by Maker in connection with the Note, respectively, are hereby amended as follows:

     1. PRINCIPAL AMOUNT. Maker promises to pay to the order of Lender the principal sum of $616,973.42, the unpaid principal balance of the Note as of the Effective Date, plus accrued unpaid interest and other costs, according to the terms of payment set forth in this Agreement.

     2. INTEREST RATE. The rate of interest applicable to this Note equals 13.0% per annum. Interest is computed on the basis of a 360-day year and the actual number of days elapsed.

     3. ANNUAL INTEREST RATE ON MATURED UNPAID ACCOUNTS. All past due principal and interest on the Note bear interest from maturity thereof until paid at the rate of 18% per annum.

     4.   TERMS OF PAYMENT. The Note is due and payable as follows:

     (i) On the Effective Date hereof, an installment of principal and interest in the amount of $17,830.35 is due and payable.

     (ii) On January 1, 2001, an installment of principal and interest in the amount of $17,954.64 is due and payable.

     (iii) Interest only in monthly installments are due and payable on the first day of February, through June, 2001, inclusive, is due and payable.

     (iv) On the first day of July, 2001, an installment of principal and interest in the amount of $17,614.83 is due and payable.

     (v) On the first day of August, 2001, an installment of principal and interest in the amount of $17,704.49 is due and payable.

     (vi) On SEPTEMBER 1, 2001, the entire amount of principal and interest remaining unpaid on the Note are due and payable in full.

     PLACE OF PAYMENT: All payments on the Note shall be made at the office of Lender at 5847 San Felipe, Suite 850, Houston, Texas 77057, or at such other time as the holder hereof may from time to time designate.

     HOLIDAYS: If any payment of the Note falls due on a Saturday, Sunday or public holiday at the place of payment, then due date shall be extended to the next succeeding full business day and interest shall be payable accordingly.

     PREPAYMENT: The Note may be prepaid, in whole or in part, under the terms set forth in the Note.

     5. MAXIMUM RATE OF INTEREST. The term "Maximum Rate" as used herein means the greater of the maximum rate of interest from time to time permitted to be contracted for, charged, or collected by the holder hereof under whichever of the following allows the highest rate: (a) all federal or Texas laws from time to time applicable to the indebtedness evidenced hereby, or
(b) the "weekly rate ceiling" from time to time in effect, as referred to and defined in the Texas Finance Code, as amended, subject, however to the limitations on said ceiling set forth in the Texas Finance Code, as amended, or any other Texas law from time to time applicable to the indebtedness evidenced hereby which the holder hereof subsequently designates as the determinative interest ceiling applicable thereto under Texas law by notice to the undersigned in the manner required by applicable law now or hereafter in effect.

     6. USURY. It is the intention of Maker and Lender to conform strictly to the usury laws in force in the State of Texas and the United States of America. It is therefore agreed that (i) in the event the maturity hereof is accelerated by reason of an election by Lender, or if the same is prepaid prior to maturity, all unearned interest, if any, shall be canceled automatically, or if theretofore paid, shall either be refunded to Maker or credited on the unpaid principal amount of the Note, whichever remedy is chosen by Lender, (ii) the aggregate of all interest and other charges constituting interest under applicable law and contracted for, chargeable or receivable under the Note, or otherwise in connection with this loan transaction, shall never exceed the maximum amount of interest allowed under applicable law, nor produce a rate in excess of such Maximum Rate, and (iii) if any excess interest is provided for, it shall be deemed a mistake and the same shall either be refunded to Maker, or credited on the unpaid principal amount hereof, whichever remedy is chosen by Lender and the Note shall be automatically deemed reformed so as to permit only the collection of the maximum nonusurious rate and amount of interest allowed under applicable law. All sums paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the full extent allowed under applicable law, be amortized, prorated, allocated and spread through the full term of the Note.

     7. DEFAULT AND ACCELERATION OF MATURITY. Time is of the essence with respect to the Note. The following events or conditions constitute a default on the Note; (i) the failure to pay any amount hereunder when due; (ii) the failure to perform any covenant or condition in any assignment, security agreement, deed of trust or other instruments made with the holder hereof in connection with this obligation; and (iii) the failure to pay any other indebtedness of Maker to Lender when due. Upon the occurrence of any default hereunder, the holder may, at its option, without notice or demand to maker, declare the entirety of the Note, both unpaid principal and accrued, unpaid interest, immediately due and payable, and failure to exercise said option shall not constitute a waiver on the part of Lender of the right to exercise the same at any other time.

     8. ATTORNEY'S FEES AND EXPENSES OF COLLECTION. If default occurs in the payment of the Note, or in the performance of any covenant, agreement or obligation in any instrument executed as security for or otherwise in connection with the Note, and the same are, or any of them is, placed in the hands of an attorney for collection or enforcement, or if suit is brought for collection or enforcement, or if the Note is, or any of said documents are, collected or enforced through probate, bankruptcy or other proceedings, Maker promises to pay to Lender, in addition to all other amounts due, reasonable attorney's fees plus other expenses and costs incurred by Lender in connection therewith.

     9. WAIVER. Maker, and every surety, endorser and guarantor of the Note, hereby expressly waive grace, notice, demand, presentment for payment, notice of non-payment, protest, notice of protest, notice of intention to accelerate, notice of acceleration of the indebtedness due hereunder and all other notice, filing of suit and diligence in collecting the Note, and the enforcing of any security rights of Lender, and consent and agree that the time of payment hereof may be extended and modified without notice at any time and from time to time, whether or not for a period or terms in excess of the original term hereof, without notice or consideration to, or consent from, any of them, all without in any manner affecting their liability hereunder or otherwise with respect to the Note.

     10. SECURITY. The Note, as hereby extended and modified, shall be fully secured by the Deed of Trust, and any and all security documents executed by Maker, or any third party, to secure the payment of the Note. Maker, by the execution of this Agreement, hereby ratifies and confirms the Deed of Trust, and all other liens, assignments, security interests and security agreements, if any, to secure the payment of the Note as hereby extended and modified.

     Maker further agrees that this Agreement shall in no manner affect or impair the Note, or the Deed of Trust, and that the Deed of Trust, and all security documents shall not in any manner be waived, the purpose of this instrument being simply to extend the maturity of the Note, and to modify the payment terms provided in the Note, and to carry forward the Deed of Trust, and other security documents securing the Note, which the undersigned hereby acknowledge to be valid and subsisting.

     11. OTHER TERMS. Except as extended and modified by this Agreement, Maker agrees that all other terms of the Note and Deed of Trust shall remain unchanged, in force and effect, and shall bind the parties hereto as fully and to the same extent as though herein at length set out.

     12. BINDING EFFECT. The terms and conditions of this Agreement shall bind the parties hereto, their heirs, personal representatives, successors and assigns.

     THIS LOAN IS PAYABLE IN FULL ON SEPTEMBER 1, 2001. YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE ON THE LOAN AND UNPAID INTEREST THEN DUE. THE Lender IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. YOU WILL THEREFORE BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS YOU MAY OWN OR YOU WILL HAVE TO FIND A LENDER WILLING TO LEND YOU THE MONEY AT PREVAILING MARKET RATES WHICH MAY BE CONSIDERABLY HIGHER THAN THE INTEREST RATE ON THIS LOAN. IF YOU REFINANCE THIS LOAN AT MATURITY, YOU MAY HAVE TO PAY SOME OR ALL CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF YOU OBTAIN REFINANCING FROM THE SAME Lender.

     THIS EXTENSION AND MODIFICATION AGREEMENT AND THE ASSOCIATED LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED to be EFFECTIVE as of December 1, 2000, regardless of the date actually signed.

          MAKER:        RENAISSANCE ENTERTAINMENT
                         CORPORATION, a Colorado corporation

                        By: /s/ Charles S. Leavell, CEO
                           ---------------------------------------------------
                                Charles S. Leavell, CEO

         LENDER:        HOLLY MORTGAGE TRUST, a Massachusetts
                        business trust

                        By: /s/ Eric W. Porter
                           --------------------------------------------------
                           Name: ERIC W. PORTER
                                ---------------------------------------------
                           Title: VICE PRESIDENT AND CHIEF OPERATING OFFICER
                                 --------------------------------------------

STATE OF COLORADO  )
                   )
COUNTY OF BOULDER  )

     This instrument was acknowledged before me on December 21, 2000, by Charles S. Leavell, CEO of Renaissance Entertainment Corporation, a Colorado corporation, on behalf of said corporation.


                                         /s/ Deborah K. Johnson
                                         ---------------------------------------
                                         Notary Public
                                         My commission expires:  3-25-01

STATE OF TEXAS     )
                   )
COUNTY OF MIDLAND  )

     This instrument was acknowledged before me on December 29, 2000, by Eric W. Porter, of Holly Mortgage Trust, a Massachusetts business Trust, on behalf of said corporation.


               TONYA MICHELLE BLISS      /s/ Tonya M. Bliss
   [SEAL]          Notary Public         ---------------------------------------
                  STATE OF TEXAS         Notary Public
             My Comm. Exp. 09/09/2003    My commission expires:  9/9/2003


After recording, return to:
---------------------------
Merton B. Goldman, Esq.
James, Goldman & Haugland, P.C.
P.O. Box 1770
El Paso, Texas 79949-1770

All those certain lots, pieces or parcels of land lying and being in the George Washington District, Stafford County, Virginia, described as "Parcel A
162.0986 Acres" and "Parcel B 87.9014 Acres", as shown on that certain plat of survey made by Greenhorne and O'Mara, entitled "Boundary Survey of the Property of Sherwood Forest Associates," dated March 29, 1995, a copy of which is recorded in the Clerk's Office of the Circuit Court of Stafford County, Virginia, in Plat Book 27, page 278 and 279, and pursuant to which plat such parcels are more particularly described as follows:

PARCEL A:

     BEGINNING at an iron pipe found on the northern right-of-way line of Kings Highway, Route 3 (such point also being the Northwestern corner of property now or formerly owned by Montrief) and proceeding along the northern right-of-way line of Route 3 N. 81 DEG. 42'56" W. 130.42 feet to a VDH monument; thence N. 87 DEG. 25'34" W. 100.50 feet to an iron pipe set; thence
N. 81 DEG. 42'56" W. 175.21 feet to an iron pipe set; thence along a curve with a radius of 2806.70 feet and chord length of 588.41 feet and arc length of 589.49 feet; thence N. 69 DEG. 40'54" W. 349.29 feet to an iron pipe set; thence S. 20 DEG. 19'06" W. 24 feet to an iron pipe set; thence N. 69 DEG. 44'20" W. 943.08 feet to an iron pipe set at the southeastern corner of property now or formerly owned by Moushtaha Investment & Trading Company; thence leaving the northern right-of-way of Kings Highway Route 3 and proceeding N. 35 DEG. 49'54" E. 2302.79 feet to an iron pipe set on the southern right-of-way of property now or formerly owned by CSX Railroad;
thence along said railroad property S. 74 DEG. 42'31" E. 3155.02 feet to a monument found; thence S. 40 DEG. 52'46" E. 741.72 feet to a fence post; thence
S. 67 DEG. 02'49" W. 1689.39 feet to an iron pipe found; thence S. 69 DEG. 10'22" W. 337.70 feet to an iron pipe found; thence S. 69 DEG. 34'50" W.
545.81 feet to an iron pipe set; thence S. 67 DEG. 33'48" W. 325 feet to the point and place of beginning.

PARCEL B

     BEGINNING at a point at the intersection of the northern right-of-way line of property now or formerly owned by CSX Railroad with the eastern boundary of land now or formerly owned by Moushtaha Investment and Trading Company which point is 2409.58 feet from the intersection of the northern right-of-way of Route 3 and the southwestern corner of Parcel A described above and proceeding from said point of beginning N. 35 DEG. 49'54" E. 2892.64 feet to an iron pipe set; thence S. 45 DEG. 44'27" E. 273.31 feet to an iron rod found; thence S. 69 DEG. 36'39" W. 341.74 feet to a point; thence
S. 55 DEG. 04'26" E. 180.16 feet to a point; thence S. 36 DEG. 13'56" W.
196.27 feet to a point; thence S. 29 DEG. 31'45" E. 42.69 feet to a point; thence S. 21 DEG. 36'56" E. 248.46 feet to a point; thence S. 08 DEG. 58'38"
E. 114.84 feet to a point; thence S. 21 DEG. 53'33" E. 173.36 feet to a point; thence S. 00 DEG. 19'23" E. 116.23 feet to a point; thence S. 12 DEG. 55'31" E. 154.13 feet to a point; thence S. 23 DEG. 29'00" E. 312.79 feet to a point; thence S. 37 DEG. 21'54" E. 138.98 feet to a point; thence S. 74 DEG. 04'59" E. 100.09 feet to a point; thence S. 40 DEG. 37'15" E. 427.66 feet to a point; thence N. 32 DEG. 54'19" E. 88.87 feet to a point; thence
S. 59 DEG. 48'05" E. 499.67 feet to a point; thence S. 38 DEG. 02'02" E.
195.28 feet to a point; thence S. 11 DEG. 26'35" E. 183.27 feet to a point; thence S. 02 DEG. 28'34" E. 193.55 feet to a point; thence S. 58 DEG. 03'22"
E. 183.94 feet to a point; thence S. 57 DEG. 59'28" W. 385.84 feet to a monument found; thence along the northern line of CSX Railroad property N. 74 DEG. 42'31" W. 2994.51 feet to the point and place of beginning.

BEING the same property conveyed to Renaissance Entertainment Corporation, by Deed of H. Jason Gold, Trustee in Bankruptcy for the Estate of Sherwood Forest Associates, a Virginia general partnership, dated July 26, 1995, recorded in the Clerk's Office of the Circuit Court of Stafford County, Virginia, in Deed Book 1124, at page 682, and by corrected and re-recorded deed recorded in Deed Book 1146, page 558.
LESS AND EXCEPT 0.5178 acres dedicated to public use by plat recorded in Plat Book 29, page 108 in the Clerk's Office of the Circuit Court, Stafford County, Virginia.


                                EXHIBIT "A"

                     CERTIFICATE OF CORPORATE RESOLUTIONS
                                    OF
                     RENAISSANCE ENTERTAINMENT CORPORATION



     The undersigned, who is a duly authorized officer of Renaissance Entertainment Corporation, a Colorado corporation (herein called "Corporation"), does hereby certify that a meeting of the Board of Directors of said Corporation duly and regularly called and held, a quorum being present, the following resolutions are unanimously adopted and are recorded in the Minute Book of said Corporation kept by me and are in accord with and pursuant to the articles of incorporation and by-laws of said Corporation and are now in full force and effect:

     WHEREAS, Renaissance Entertainment Corporation seeks a Business Expansion Loan from the County of San Bernardino in the principal sum of $750,000;

     NOW, THEREFORE, BE IT RESOLVED, that J. Stanley Gilbert, President and COO of the Corporation be and he is hereby authorized and empowered to execute and deliver the Loan, Note, Security Agreements and Collateral as relates to the Business Expansion Loan between the County of San Bernardino and the Corporation.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of this Corporation by order of the Board of Directors thereof, this 4th day of January, 2001.

                                       RENAISSANCE ENTERTAINMENT CORPORATION

                                       By: /s/ Charles S. Leavell
                                          ------------------------------------

                                       Name: Charles S. Leavell
                                            ----------------------------------

                                       Title: Chief Executive Officer
                                             ---------------------------------